Exhibit 99.1

May 21, 2009 Annual Meeting of Stockholders Exhibit 99.1

Lear Overview* Global economy and automotive industry experiencing a severe downturn Financial results and cash flow adversely impacted Lear is accelerating and expanding restructuring and cost reduction activities Discussions with lenders and others regarding a restructuring of capital structure are continuing Operating fundamentals are strong and operating priorities remain intact Lear is positioned for future success as industry conditions improve and automotive industry production levels recover Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

2001 - 2008 Global Industry Production 2000 2001 2002 2003 2004 2005 2006 2007 2008 55.5 53.7 55.9 57.4 60.1 62.5 65 68.6 65.4 East West North Source: CSM Worldwide (in millions of units) 68.6

Fourth-Quarter and Full-Year 2008 Global Industry Production Environment

Net Sales* 2005 2006 2007 2008 14 14.6 15 13.6 East West North Excludes Interior business: - 2005 -- $3.1 billion - 2006 -- $3.2 billion - 2007 -- $0.7 billion (in billions) 2005 2006 2007 2008 401 558 750 418 East West North (in millions) Core Operating Earnings* In 2008, Lear's Net Sales and Core Operating Earnings Declined as Industry Entered Downturn** * Excludes Interior business: - 2005 -- $(77) million - 2006 -- $(161) million - 2007 -- $16 million ** Core operating earnings represents pretax income before interest, other expense, restructuring costs and other special items, excluding the divested Interior business. Pretax income (loss) was ($1,180.0) million, ($637.2) million, $357.0 million and ($578.6) in 2005, 2006, 2007 and 2008, respectively. Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information.

Full-Year 2008 Seating Performance* Explanation of Year-to-Year Change (in mils) Sales Rep. Earnings** Adj. Earnings** ** Reported segment earnings represents pretax income before goodwill impairment charges, interest and other expense; adjusted segment earnings represents reported segment earnings adjusted for restructuring costs. Adjusted Seating Segment Margins Sales Factors Lower industry production in North America and Europe Favorable foreign exchange Net new business Margin Performance Lower industry production in North America and Europe Net selling price reductions Increased commodity costs Favorable cost performance Restructuring savings 2007 2008 0.07 0.048 East West North $12,206.1 $10,726.9 $ 758.7 $ 386.7 $ 850.3 $ 519.4 Please see slides titled "Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information.

Explanation of Year-to-Year Change (in mils) Sales Rep. Earnings** Adj. Earnings** ** Reported segment earnings represents pretax income before goodwill impairment charges, interest and other expense; adjusted segment earnings represents reported segment earnings adjusted for restructuring costs. Sales Factors Lower industry production in North America and Europe Favorable foreign exchange Net new business Margin Performance Lower industry production in North America and Europe Net selling price reductions Favorable operating performance Restructuring savings Full-Year 2008 Electrical and Electronic Performance* Adjusted Electrical and Electronic Segment Margins $ 3,100.0 $ 2,843.6 $ 40.8 $ 44.7 $ 111.0 $ 76.1 2007 2008 0.036 0.027 East West North Please see slides titled "Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information.

2001 - 2008 Historical Cash Flow Levels 2005 Unusual Factors Change in customer payment terms (four-day delay resulted in full-month impact to reported cash flow) Historically large backlog / launch schedule and associated investment Customer production volatility Increasing commodity costs / supplier distress * Free cash flow represents net cash provided by operating activities before net change in sold accounts receivable, less capital expenditures. Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information. (in millions) 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 3.1 23.9 308.8 261.5 -66 169.9 410 333 406 516 330 -408 130 454 -51 Free Cash Flow*

Update on Company's Capital Structure* Lear and its lenders under the primary credit facility agreed to extend the waiver of covenant defaults through June 30th The Company recognizes that it needs to address its debt structure Lear has a strong liquidity position with $1.2 billion in cash and cash equivalents as of April 4th Lear continues to explore capital structure alternatives with its lenders and others Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

2005 - 2008 Aggressive Restructuring Actions ($ in millions) ($ in millions) 2006 2008 Ongoing East 70 250 325 West 30.6 38.6 34.6 North 45.9 46.9 45 2005 2006 2007 2008 East 104 100 182 194 West Objectives: Eliminate excess capacity, improve operating efficiency in response to structural changes within the industry and accelerate our move to low-cost countries Status: Closed or consolidated more than 25 facilities worldwide, reduced salaried census by 33% in North America since 2005 and increased component manufacturing, sourcing and engineering in low-cost countries Investment: $580 million invested through 2008 Savings: About $250 million in cumulative annual savings realized through 2008 Restructuring Investments Annual Savings

Full-Year 2008 Making Progress on Sales Diversification By Region By Customer All Other GM Ford BMW Asian OEMs VW/Audi Fiat PSA Group Saab/Volvo Mercedes Benz Renault/Nissan Chrysler Jaguar/Land Rover 6.7 21.5 15.8 11.5 6.7 6.7 6.7 5.2 4.9 4.5 4.4 3 2.4 GM North America ROW Europe East 0.36 0.15 0.48 North America 36% Europe 49% Rest of World 15% 64% Of 2008 Sales Outside Of North America Ford Net Sales

2009 - 2011 Sales Backlog (Status as of January 2009)* 2009-2011 2009 2010 2011 Consolidated 1100 0 700 400 By Product: Seating -- 60% Electrical and Electronic -- 40% By Region: North America -- $0 Europe -- $300M Asia -- $800M 2009 - 2011 Sales Backlog ($ in millions) Composition of Sales Backlog * Consolidated sales only. For a definition of sales backlog and the underlying backlog development assumptions, please see slide titled "Forward- Looking Statements" at the end of this presentation.

Positioned for Industry Recovery* Strong global capabilities in critical automotive systems -- Seating and Power Distribution Improved annual cost structure by about $325 million through aggressive restructuring actions since mid-2005 Significant low-cost footprint in place, with operations in 21 countries throughout Central and South America, Eastern Europe, Africa and Asia Steady progress on diversifying global sales, with approximately two-thirds of net sales now generated outside North America Industry leader in product quality and customer service Investing in key technologies: new, lighter-weight and environmentally friendly materials, more flexible structures, high-power and hybrid electrical systems, wireless products and select safety features Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Summary and Outlook* Business conditions continue to be very challenging globally We are following a lean operating structure and a targeted investment strategy We are accelerating and expanding restructuring and cost reduction actions At the same time, we are maintaining our focus on operating priorities: Continued growth in emerging markets Increasing components from low-cost sources Investment in new products and technologies Selective vertical integration in Seating Improvement plan for Electrical and Electronic Lear remains in discussions with its lenders and others regarding a capital restructuring in light of adverse industry conditions Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Annual Meeting of Stockholders

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding "pretax income before interest, other expense, restructuring costs and other special items, excluding the divested Interior business" (core operating earnings) and "free cash flow" (each, a non-GAAP financial measure). Other expense includes, among other things, non-income related taxes, foreign exchange gains and losses, discounts and expenses associated with the Company's factoring facilities, equity in net income (loss) of affiliates and gains and losses on the sale of assets. Free cash flow represents net cash used in operating activities before the net change in sold accounts receivable, less capital expenditures. The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity. Management believes the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that core operating earnings is a useful measure in assessing the Company's financial performance by excluding certain items (including those items that are included in other expense) that are not indicative of the Company's core operating earnings or that may obscure trends useful in evaluating the Company's continuing operating activities. Management also believes that this measure is useful to both management and investors in their analysis of the Company's results of operations and provide improved comparability between fiscal periods. Management believes that free cash flow is useful to both management and investors in their analysis of the Company's ability to service and repay its debt. Further, management uses these non-GAAP financial measures for planning and forecasting in future periods. Core operating earnings and free cash flow should not be considered in isolation or as a substitute for pretax income (loss), net income (loss) attributable to Lear, cash provided by (used in) operating activities or other statement of operations or cash flow statement data prepared in accordance with GAAP or as a measure of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or other discretionary uses. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Set forth on the following slides are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Non-GAAP Financial Information

Non-GAAP Financial Information Core Operating Earnings

Non-GAAP Financial Information Segment Earnings

Non-GAAP Financial Information Adjusted Segment Earnings

Non-GAAP Financial Information Cash from Operations and Free Cash Flow

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results and liquidity. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to, general economic conditions in the markets in which the Company operates, including changes in interest rates or currency exchange rates, the financial condition and restructuring actions of the Company's customers and suppliers, changes in actual industry vehicle production levels from the Company's current estimates, fluctuations in the production of vehicles for which the Company is a supplier, the loss of business with respect to, or the lack of commercial success of, a vehicle model for which the Company is a significant supplier, including further declines in sales of full-size pickup trucks and large sport utility vehicles, disruptions in the relationships with the Company's suppliers, labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company, the Company's ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, the outcome of customer negotiations, the impact and timing of program launch costs, the costs, timing and success of restructuring actions, increases in the Company's warranty or product liability costs, risks associated with conducting business in foreign countries, competitive conditions impacting the Company's key customers and suppliers, the cost and availability of raw materials and energy, the Company's ability to mitigate increases in raw material, energy and commodity costs, the outcome of legal or regulatory proceedings to which the Company is or may become a party, unanticipated changes in cash flow, including the Company's ability to align its vendor payment terms with those of its customers, the Company's ability to access capital markets on commercially reasonable terms, further impairment charges initiated by adverse industry or market developments, the Company's ability restructure its outstanding debt, the possibility that the Company may be forced to seek protection under the U.S. Bankruptcy Code and other risks described from time to time in the Company's Securities and Exchange Commission filings. This presentation also contains information on the Company's sales backlog. The Company's incremental sales backlog reflects anticipated net sales from formally awarded new programs and open replacement programs, less phased-out and cancelled programs. The calculation of backlog does not reflect customer price reductions on existing or newly awarded programs. The backlog may be impacted by various assumptions embedded in the calculation, including vehicle production levels on new and replacement programs, foreign exchange rates and the timing of major program launches. The January 2009 status of Lear's 2009 - 2011 sales backlog is based on an exchange rate of $1.40/per Euro and the December 15, 2008 status of CSM Worldwide's industry production assumptions. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.